UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On February 25, 2021, Frank J. Cotroneo, Chief Financial Officer and director of Aspen Group, Inc. (the “Company”), resigned from his positions as an officer and director of the Company and terminated his employment with the Company. In connection with Mr. Cotroneo’s resignation, the Company entered into a Confidential Severance Agreement with Mr. Cotroneo (the “Agreement”). Mr. Controneo’s Employment Agreement terminated upon execution of the Agreement. Under the Agreement, Mr. Cotroneo will receive severance of $150,000, $18,563 as a final bonus for fiscal year 2020, $33,750 as a final bonus for fiscal year 2021, and up to $96,250 as reimbursement for relocation costs which the Company had previously agreed to in order to induce Mr. Cotroneo to move. For six months, the Company agreed to pay Mr. Cotroneo’s health insurance and related costs. In addition, the Company agreed to the automatic vesting of 13,892 unvested non-qualified stock options exercisable at $5.12 and the automatic vesting of 80,251 restricted stock units. The remaining price based restricted stock units terminated.

The Board of Directors of the Company appointed Robert Alessi, 49, who had been serving as the Chief Accounting Officer of the Company, to serve as the Company’s Chief Financial Officer on an interim basis effective immediately. Mr. Alessi’s compensatory arrangements did not change in connection with his appointment as the Company’s Interim Chief Financial Officer. The biographical information as required by Item 401(b) of Regulation S-K, and the business experience as required by Item 401(e) of Regulation S-K was previously disclosed in the Company’s Proxy Statement on Schedule 14A filed on November 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 26, 2021	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer